SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                                May 31, 2002
______________________________________________________________________________
                     (Date of earliest event reported)



                      Peoples Community Bancorp, Inc.
______________________________________________________________________________
           (Exact name of registrant as specified in its charter)



Maryland                           000-29949                    31-1686242
______________________________________________________________________________
(State or other jurisdiction (Commission File Number)           (IRS Employer
of incorporation)                                          Identification No.)



6100 West Chester Road, West Chester, Ohio                           45069
______________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)



                               (513) 870-3530
______________________________________________________________________________
            (Registrant's telephone number, including area code)



                               Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)





Item 5.   Other Events
          ------------

     Effective May 31, 2002, Peoples Community Bancorp, Inc. (the "Company") changed its state of incorporation from Delaware to Maryland. The change in the Company's state of incorporation was approved by its stockholders at the annual meeting of stockholders held on February 27, 2002.

     The reincorporation in the State of Maryland was accomplished by the merger of the Company into Peoples Community Bancorp, Inc., a Maryland corporation ("Peoples Maryland"), its wholly owned subsidiary, which was the surviving corporation in the merger. Prior to the merger, Peoples Maryland had no assets or liabilities other than nominal assets or liabilities. The reincorporation will not result in any change in the Company's name, business, assets or liabilities; will not cause the Company's corporate headquarters or other facilities to be moved; and will not result in any relocation of management or other employees. As a result of the reincorporation, the authorized common stock of the Company increased to 15,000,000 shares from 10,000,000 shares. The 1,000,000 authorized shares of preferred stock remained unchanged.

     Stockholders will not be required to undertake a mandatory exchange of the Company's shares. Certificates for the Company's shares automatically represent an equal number of shares of Peoples Maryland. Peoples Maryland common stock is deemed registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, by operation of Rule 12g-3(a) promulgated thereunder.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits


Exhibit No.  Document Description
-----------  -----------------------------------------------------------------

2.1 Plan of Reorganization and Agreement and Plan of Merger (Incorporated herein by reference to Appendix B to the Registrant's Proxy Statement for the 2002 Annual Meeting of Stockholders, filed on January 28, 2002 (File No. 000-29949)).

3.1 Articles of Incorporation of Peoples Community Bancorp, Inc., as filed with the State of Maryland Department of Assessments and Taxation on January 25, 2002.

3.2 Bylaws of Peoples Community Bancorp, Inc. (Incorporated herein by reference to Appendix D to the Registrant's Proxy Statement for the 2002 Annual Meeting of Stockholders, filed on January 28, 2002 (File No. 000-29949)).


                                     2

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    PEOPLES COMMUNITY BANCORP, INC.




Date: June 11, 2002                 By:  /s/ Thomas J. Noe
                                         -------------------------------------
                                         Thomas J. Noe
                                         Chief Financial Officer and Treasurer



                               EXHIBIT INDEX


Exhibit No.   Document Description
-----------   ----------------------------------------------------------------

3.1 Articles of Incorporation of Peoples Community Bancorp, Inc., as filed with the State of Maryland Department of Assessments and Taxation on January 25, 2002